UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2008

Plasmatech, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52633

(Commission File Number)

56-2472226

(IRS Employer Identification No.)

777 N. Rainbow Blvd., Suite 250

Las Vegas, Nevada 89107

(Address of principal executive offices)(Zip Code)

(702) 851-1330

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On August 28, 2008, Plasmatech, Inc. (the “Company”) notified Dale Matheson Carr-Hilton LaBonte LLP (“Dale Matheson”) that the Company had dismissed Dale Matheson as the independent registered public accounting firm of the Company.

The reports of Dale Matheson regarding the Company’s financial statements as of December 31, 2007 and 2006 and the statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from July 14, 2004 (inception) through December 31, 2007, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

From the period as of, and from, July 14, 2004 (inception) through December 31, 2007, and during the subsequent interim period through August 28, 2008, the Company had no disagreement with Dale Matheson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Dale Matheson, would have caused them to make reference thereto in their report on the Company’s financial statements for such period from July 14, 2004 (inception) through December 31, 2007. There were no reportable events, as listed in Item 304(a)(1)(iv)(B) of Regulation S-B.

Dale Matheson was provided a copy of the above disclosures and was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A letter from Dale Matheson with respect to the foregoing is attached hereto as Exhibit 16.1.

(b) On July 16, 2008, the Company’s Board of Directors resolved to engage the independent registered public accounting firm of Moore & Associates, Chartered (“Moore & Associates”), the Company’s new independent registered public accountants, which appointment Moore & Associates has accepted with the dismissal of Dale Matheson.

During the two most recent fiscal years and the interim period preceding the engagement of Moore & Associates, the Company has not consulted with Moore & Associates regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Moore & Associates or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B. The Company did not have any disagreements with Dale Matheson and therefore did not discuss any past disagreements with Moore & Associates.

Item 9.01 Financial Statements and Exhibits

Exhibits

No.	Description
16.1	Letter dated August 29, 2008 from Dale Matheson Carr-Hilton LaBonte LLP to Plasmatech, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plasmatech, Inc.

(Registrant)

Date: August 29, 2008	By:	/s/	David A. Saltrelli
Name: David A. Saltrelli
Title: President and Chief Executive Officer

Exhibit List

No.	Description
16.1	Letter dated September 2, 2008 from Dale Matheson Carr-Hilton LaBonte LLP to Plasmatech, Inc.